Exhibit 99.1

(In thousands, except for %'s)	Three Months Ended June 30, 2017
	TES	%	LTL	%	Ascent	%	Corporate/ Eliminations	Total
Revenues	$262,797	49.5%	$121,968	23.0%	$148,088	27.9%	$(2,274)	$530,579
Operating expenses:
Purchased transportation costs	165,544	63.0%	86,792	71.2%	108,370	73.2%	(2,274)	358,432
Personnel and related benefits	38,029	14.5%	17,922	14.7%	15,635	10.6%	4,086	75,672
Other operating expenses	49,571	18.9%	19,565	16.0%	15,235	10.3%	10,387	94,758
Depreciation and amortization	6,197	2.4%	953	0.8%	1,631	1.1%	429	9,210
Total operating expenses	259,341	98.7%	125,232	102.7%	140,871	95.1%	12,628	538,072
Operating income (loss)	3,456	1.3%	(3,264)	(2.7)%	7,217	4.9%	(14,902)	(7,493)
Total interest expense								28,355
Loss from debt extinguishment								9,827
Loss before income taxes								(45,675)
Benefit from income taxes								(7,812)
Net loss								$(37,863)

Total Assets	$436,977		$92,292		$339,787		$75,371	$944,427

Capital expenditures	$2,047		$387		$289		$625	$3,348

(In thousands)	Three Months Ended June 30, 2017
	TES	LTL	Ascent	Corporate/ Eliminations	Total	Less: Unitrans (2)	Total w/o Unitrans
Net (loss) income	$3,475	$(3,312)	$7,181	$(45,207)	$(37,863)	2,026	$(39,889)
Plus: Total interest expense	(19)	48	36	28,290	28,355	—	28,355
Plus: Benefit from income taxes	—	—	—	(7,812)	(7,812)	—	(7,812)
Plus: Depreciation and amortization	6,197	953	1,631	429	9,210	295	8,915
Plus: Long-term incentive compensation expenses	—	—	—	659	659	—	659
Plus: Loss on debt extinguishments	—			9,827	9,827		9,827
Plus: Restructuring and restatement costs	—	—	—	9,052	9,052	—	9,052
Adjusted EBITDA(1)	$9,653	$(2,311)	$8,848	$(4,762)	$11,428	$2,321	$9,107

(In thousands, except for %'s)	Three Months Ended September 30, 2017
	TES	%	LTL	%	Ascent	%	Corporate/ Eliminations	Total
Revenues	$260,536	50.0%	$117,618	22.6%	$145,296	27.9%	$(2,017)	$521,433
Operating expenses:
Purchased transportation costs	169,103	64.9%	84,249	71.6%	107,156	73.8%	(2,028)	358,480
Personnel and related benefits	37,279	14.3%	17,597	15.0%	14,832	10.2%	3,555	73,263
Other operating expenses	49,405	19.0%	23,017	19.6%	15,904	10.9%	11,797	100,123
Depreciation and amortization	6,484	2.5%	924	0.8%	1,471	1.0%	440	9,319
Gain from sale of Unitrans	—	—%	—	—%	—	—%	(35,440)	(35,440)
Impairment charges	—	—%	—	—%	4,402	3.0%	—	4,402
Total operating expenses	262,271	100.7%	125,787	106.9%	143,765	98.9%	(21,676)	510,147
Operating income (loss)	(1,735)	(0.7)%	(8,169)	(6.9)%	1,531	1.1%	19,659	11,286
Total interest expense								10,502
Loss from debt extinguishment								6,049
Loss before income taxes								(5,265)
Benefit from income taxes								4,788
Net loss								$(10,053)

Total Assets	$434,914		$67,827		$261,325		$98,445	$862,511

Capital expenditures	$1,924		$270		$550		$1,190	$3,934

(In thousands)	Three Months Ended September 30, 2017
	TES	LTL	Ascent	Corporate/ Eliminations	Total	Less: Unitrans (2)	Total w/o Unitrans
Net (loss) income	$(1,720)	$(8,206)	$1,496	$(1,623)	$(10,053)	1,339	$(11,392)
Plus: Total interest expense	(15)	37	35	10,445	10,502	—	10,502
Plus: Benefit from income taxes	—	—	—	4,788	4,788	—	4,788
Plus: Depreciation and amortization	6,484	924	1,471	440	9,319	230	9,089
Plus: Impairment charges			4,402		4,402		4,402
Plus: Long-term incentive compensation expenses	—	—	—	541	541	—	541
Plus: Gain on sale of Unitrans				(35,440)	(35,440)		(35,440)
Plus: Loss on debt extinguishments	—			6,049	6,049		6,049
Plus: Restructuring and restatement costs	—	—	—	6,841	6,841	—	6,841
Adjusted EBITDA(1)	$4,749	$(7,245)	$7,404	$(7,959)	$(3,051)	$1,569	$(4,620)

(In thousands, except for %'s)	Three Months Ended December 31, 2017
	TES	%	LTL	%	Ascent	%	Corporate/ Eliminations	Total
Revenues	$316,325	56.5%	$115,157	20.6%	$131,367	23.4%	$(2,490)	$560,359
Operating expenses:
Purchased transportation costs	219,039	69.2%	84,217	73.1%	96,419	73.4%	(2,494)	397,181
Personnel and related benefits	37,218	11.8%	18,187	15.8%	12,355	9.4%	5,820	73,580
Other operating expenses	47,501	15.0%	23,467	20.4%	15,276	11.6%	15,776	102,020
Depreciation and amortization	6,578	2.1%	1,515	1.3%	1,207	0.9%	613	9,913
Total operating expenses	310,336	98.1%	127,386	110.6%	125,257	95.3%	19,715	582,694
Operating income (loss)	5,989	1.9%	(12,229)	(10.6)%	6,110	4.7%	(22,205)	(22,335)
Total interest expense								18,667
Loss before income taxes								(41,002)
Benefit from income taxes								(17,675)
Net loss								$(23,327)

Total Assets	$458,945		$79,065		$271,400		$66,633	$876,043

Capital expenditures	$4,518		$740		$276		$4,964	$10,498

(In thousands)	Three Months Ended December 31, 2017
	TES	LTL	Ascent	Corporate/ Eliminations	Total
Net (loss) income	$5,982	$(12,261)	$6,077	$(23,125)	$(23,327)
Plus: Total interest expense	7	32	33	18,595	18,667
Plus: Benefit from income taxes	—	—	—	(17,675)	(17,675)
Plus: Depreciation and amortization	6,578	1,515	1,207	613	9,913
Plus: Long-term incentive compensation expenses	—	—	—	640	640
Plus: Restructuring and restatement costs	—	—	—	8,730	8,730
Adjusted EBITDA(1)	$12,567	$(10,714)	$7,317	$(12,222)	$(3,052)

(In thousands, except for %'s)	Twelve Months Ended December 31, 2017
	TES	%	LTL	%	Ascent	%	Corporate/ Eliminations	Total
Revenues	$1,067,145	51.0%	$463,519	22.2%	$570,223	27.3%	$(9,596)	$2,091,291
Operating expenses:
Purchased transportation costs	690,620	64.7%	331,177	71.4%	418,170	73.3%	(9,589)	1,430,378
Personnel and related benefits	150,581	14.1%	70,521	15.2%	58,196	10.2%	17,627	296,925
Other operating expenses	194,420	18.2%	83,851	18.1%	60,997	10.7%	54,463	393,731
Depreciation and amortization	25,535	2.4%	4,353	0.9%	5,965	1.0%	1,894	37,747
Gain from sale of Unitrans	—	—%	—	—%	—	—%	(35,440)	(35,440)
Impairment charges	—	—%	—	—%	4,402	0.8%	—	4,402
Total operating expenses	1,061,156	99.4%	489,902	105.7%	547,730	96.1%	28,955	2,127,743
Operating income (loss)	5,989	0.6%	(26,383)	(5.7)%	22,493	3.9%	(38,551)	(36,452)
Total interest expense								64,049
Loss from debt extinguishment								15,876
Loss before income taxes								(116,377)
Benefit from income taxes								(25,191)
Net loss								$(91,186)

Total Assets	$458,945		$79,065		$271,400		$66,633	$876,043

Capital expenditures	$11,833		$1,641		$1,397		$6,839	$21,710

(In thousands)	Twelve Months Ended December 31, 2017
	TES	LTL	Ascent	Corporate/ Eliminations	Total	Less: Unitrans (2)	Total w/o Unitrans
Net (loss) income	$6,033	$(26,578)	$22,350	$(92,991)	$(91,186)	5,792	$(96,978)
Plus: Total interest expense	(44)	195	143	63,755	64,049	—	64,049
Plus: Benefit from income taxes	—	—	—	(25,191)	(25,191)	—	(25,191)
Plus: Depreciation and amortization	25,535	4,353	5,965	1,894	37,747	819	36,928
Plus: Impairment charges	—	—	4,402	—	4,402	—	4,402
Plus: Long-term incentive compensation expenses	—	—	—	2,450	2,450	—	2,450
Plus: Gain on sale of Unitrans	—	—	—	(35,440)	(35,440)	—	(35,440)
Plus: Loss on debt extinguishments	—	—	—	15,876	15,876	—	15,876
Plus: Restructuring and restatement costs	—	—	—	32,321	32,321	—	32,321
Adjusted EBITDA(1)	$31,524	$(22,030)	$32,860	$(37,326)	$5,028	$6,611	$(1,583)

(1) EBITDA represents earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA excluding impairment and other non-cash gains and losses, other long-term incentive compensation expenses, losses from debt extinguishments, restructuring and restatement costs associated with legal matters (including our internal investigation, SEC compliance and debt restructuring costs), and adjustments to contingent purchase obligations. We use Adjusted EBITDA as a supplemental measure in evaluating our operating performance and when determining executive incentive compensation. We believe Adjusted EBITDA is useful to investors in evaluating our performance compared to other companies in our industry because it assists in analyzing and benchmarking the performance and value of a business. The calculation of Adjusted EBITDA eliminates the effects of financing, income taxes, and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. Although our management uses Adjusted EBITDA as a financial measure to assess the performance of our business compared to that of others in our industry, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures, future requirements for capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt or dividend payments on our preferred stock;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results of operations under GAAP.

(2) On September 15, 2017, the Company completed the sale of its wholly-owned Subsidiary Unitrans, Inc. ("Unitrans"). Adjusted EBITDA without Unitrans is being shown for comparability purposes with future periods.

(Dollars in thousands)
	2016		2015
Revenues:
TES	$990,665	48.7%	$833,430	41.8%
LTL	461,540	22.7%	515,328	25.9%
Ascent	597,159	29.4%	673,574	33.8%
Eliminations	(16,164)	(0.8)%	(30,166)	(1.5)%
Total	2,033,200	100.0%	1,992,166	100.0%
Purchased transportation costs:
TES	613,847	62.0%	474,526	56.9%
LTL	320,439	69.4%	357,124	69.3%
Ascent	445,935	74.7%	508,912	75.6%
Eliminations	(16,166)	(0.8)%	(30,166)	(1.5)%
Total	1,364,055	67.1%	1,310,396	65.8%
Other operating expenses (1):
TES	333,503	33.7%	289,973	34.8%
LTL	143,337	31.1%	139,965	27.2%
Ascent	130,323	21.8%	125,799	18.7%
Corporate	53,950	2.7%	32,036	1.6%
Total	661,113	32.5%	587,773	29.5%
Depreciation and amortization:
TES	25,872	2.6%	21,040	2.5%
LTL	4,052	0.9%	2,801	0.5%
Ascent	6,688	1.1%	6,449	1.0%
Corporate	1,533	0.1%	1,336	0.1%
Total	38,145	1.9%	31,626	1.6%
Impairment charges:
TES	133,988	13.5%	—	—%
LTL	197,312	42.8%	—	—%
Ascent	42,361	7.1%	—	—%
Corporate	—	—%	—	—%
Total	373,661	18.4%	—	—%
Operating (loss) income:
TES	(116,545)	(11.8)%	47,891	5.8%
LTL	(203,600)	(44.1)%	15,438	3.0%
Ascent	(28,148)	(4.7)%	32,414	4.8%
Corporate	(55,481)	(2.7)%	(33,372)	(1.7)%
Total	(403,774)	(19.9)%	62,371	3.1%
Total interest expense	22,827	1.1%	19,439	1.0%
Loss on early extinguishment of debt	—	—%	—	—%
(Loss) income before income taxes	(426,601)	(21.0)%	42,932	2.2%
(Benefit from) provision for income taxes	(66,281)	(3.3)%	17,312	0.9%
Net (loss) income	$(360,320)	(17.7)%	$25,620	1.3%

Capital expenditures:
TES	$7,978		$44,606
LTL	4,051		11,367
Ascent	5,465		4,350
Corporate	79		2,078
Total	$17,573		$62,401
1) Reflects the sum of personnel and related benefits, other operating expenses, and acquisition and transaction expenses.

	2016	2015
Total assets:
TES	$436,237	$559,716
LTL	129,899	330,203
Ascent	366,894	414,740
Corporate	3,488	8,056
Eliminations (1)	(2,964)	(4,962)
Total	$933,554	$1,307,753
(1) Eliminations represents intercompany trade receivable balances between the three segments.